  This Term Sheet, taken together with the Preliminary Prospectus dated March 4, 1998 (the "Preliminary Prospectus"), pursuant to Rule 434 under the Securities Act of 1933, as amended, shall be deemed to constitute the final prospectus for purposes of Section 10(a) of such Act with respect to the shares of AMPS of MuniHoldings New York Fund, Inc. offered hereby. Capitalized terms in this Term Sheet which are not defined herein will have the meaning defined in the Preliminary Prospectus.

TERM SHEET
USED PURSUANT TO RULE 434 UNDER THE SECURITIES ACT OF 1933, AS AMENDED (SUPPLEMENT TO PRELIMINARY PROSPECTUS DATED MARCH 4, 1998)

                                  $76,000,000

                       MUNIHOLDINGS NEW YORK FUND, INC.
                  AUCTION MARKET PREFERRED STOCK ["AMPS(R)"]
                            1,520 SHARES, SERIES A
                            1,520 SHARES, SERIES B
                   LIQUIDATION PREFERENCE $25,000 PER SHARE

                               ----------------

TERMS OF THE OFFERING

  This information appearing on the cover page of the Preliminary Prospectus is supplemented and restated as follows:

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
                                            PRICE TO                 PROCEEDS TO
                                            PUBLIC(1)  SALES LOAD(2) FUND(1)(3)
--------------------------------------------------------------------------------
Per Share................................    $25,000       $250        $24,750
--------------------------------------------------------------------------------
Total....................................  $76,000,000   $760,000    $75,240,000

-------------------------------------------------------------------------------
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(1) Plus accumulated dividends, if any, from the Date of Original Issue.
(2) The Fund and the Investment Adviser have agreed to indemnify the Underwriter against certain liabilities under the Securities Act of 1933, as amended. See "Underwriting."
(3) Offering expenses payable by the Fund, estimated at $180,000, will be reimbursed by the Underwriter. See "Underwriting."

                               ----------------

  The shares of AMPS are offered by the Underwriter, subject to prior sale, when, as and if issued by the Fund and accepted by the Underwriter, subject to approval of certain legal matters by counsel for the Underwriter and certain other conditions. The Underwriter reserves the right to withdraw, cancel or modify such offer and to reject orders in whole or in part. It is expected that one certificate for each series of the AMPS will be delivered to the nominee of The Depository Trust Company on or about March 19, 1998.

                               ----------------

  The information appearing in the first two paragraphs on page 2 of the Preliminary Prospectus is supplemented and restated as follows:

  Dividends on the shares of Auction Market Preferred Stock(R) ("AMPS(R)"), Series A ("Series A AMPS(R)") and Series B ("Series B AMPS(R)") of the Fund offered hereby will be cumulative from the Date of Original Issue and payable commencing on April 28, 1998 in the case of Series A AMPS and April 29, 1998 in the case of Series B AMPS (each, as applicable, an "Initial Dividend Payment Date") and, generally, on each succeeding Tuesday in the case of Series A AMPS and each succeeding Wednesday in the case of Series B AMPS, subject to certain exceptions.

  The cash dividend rate (the "Applicable Rate") on the shares of Series A AMPS for the Initial Dividend Period ending April 27, 1998 will be 3.55% per annum and the Applicable Rate on the shares of Series B AMPS for the Initial Dividend Period ending April 28, 1998 will be 3.55% per annum. The Applicable Rate on the shares of AMPS of each series for each Subsequent Dividend Period will be determined pursuant to periodic auctions conducted in accordance with the procedures described in Appendix D hereto (an "Auction"). Except as otherwise provided herein, each Subsequent Dividend Period for each series of AMPS will be a 7-Day Dividend Period; provided, however, that prior to any Auction, the Fund may elect, subject to certain limitations described herein, with respect to each series of AMPS, upon giving notice to holders thereof, a Special Dividend Period. See "Description of AMPS--Dividends."
--------
(R) Registered trademark of Merrill Lynch & Co. Inc.

                               ----------------
                              MERRILL LYNCH & CO.

                               ----------------
                The date of this Term Sheet is March 16, 1998.

UNDERWRITING

  The text of the second paragraph under "Underwriting" on page 63 of the Preliminary Prospectus is supplemented and restated as follows:

  The Underwriter has advised the Fund that it proposes initially to offer the shares of AMPS to the public at the public offering price set forth on the cover page of this Prospectus, and to certain dealers at such price less a concession not in excess of $137.50 per share. The Underwriter may allow, and such dealers may reallow, a discount not in excess of $31.25 per share to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. The sales load of $250 per share is equal to 1.0% of the initial public offering price. Investors must pay for any AMPS purchased in the initial public offering on or before March 19, 1998.

                                       2